United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 6, 2021

Date of Report (date of earliest event reported)

LIMONEIRA COMPANY

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34755	77-0260692
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1141 Cummings Road

Santa Paula, CA 93060

(Address of Principal Executive Offices) (Zip Code)

(805) 525-5541

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	LMNR	The NASDAQ Stock Market LLC (NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 Registrant’s Business and Operations

Item 1.02 Termination of a Material Definitive Agreement

On August 6, 2021, Limoneira Company (the “Company”) repaid in full all outstanding indebtedness and terminated all commitments and obligations under its Master Loan and Security Agreement and Interim Funding Agreement, dated as of December 1, 2015, and its Loan Schedule to Master Loan and Security Agreement, dated as of January 20, 2016 (collectively, as amended, the “Loan Agreement”), between the Company and Wells Fargo Equipment Finance, Inc. (the “Lender”). The Company’s payment to the Lender under the Loan Agreement was approximately $2.5 million, which satisfies all of the Company’s debt obligations. The Company did not incur any early termination penalties as a result of the repayment of indebtedness or termination of the Loan Agreement, which provided that the term loan under the Loan Agreement matured as of January 31, 2023. In connection with the repayment of outstanding indebtedness, the Company was automatically and permanently released from all security interests, mortgages, liens and encumbrances under the Loan Agreement. The material terms of the Loan Agreement are described in the Company’s Form 8-K filed with the Securities and Exchange Commission (“SEC”) on December 22, 2015.

   The foregoing summary of the Loan Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to the Interim Funding Agreement, dated December 1, 2015, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on December 22, 2015, the Master Loan and Security Agreement, dated December 1, 2015, which was filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q, filed with the SEC on March 10, 2016, and the Loan Schedule to the Master Loan and Security Agreement, dated January 20, 2016, which was filed as Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q, filed with the SEC on March 10, 2016, respectively, and are incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 31, 2021	LIMONEIRA COMPANY

	By:	/s/ Mark Palamountain
Mark Palamountain
Chief Financial Officer, Treasurer and Corporate Secretary